Prospectus supplement dated August 6, 2014
to the following prospectus(es):
Nationwide Destination B (2.0), Nationwide Destination L (2.0), and Nationwide Destination L NY (2.0) prospectus dated May 1, 2014
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The prospectus offers the following underlying mutual funds as investment options under the contract. The prospectus has been corrected to reflect updated information for these investment options as indicated below:
UNDERLYING MUTUAL FUND	UPDATED INFORMATION
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund	Sub-advisor: BlackRock Investment Management, LLC
Nationwide Variable Insurance Trust - NVIT Large Cap Growth Fund	Sub-advisor: The Boston Company Asset Management, LLC
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund	Sub-advisor: Dimensional Fund Advisors LP; JPMorgan Investment Management Inc.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund	Sub-advisor: Massachusetts Financial Services Company; Pyramis Global Advisors LLC; and Winslow Capital Management, LLC
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund	Sub-advisor: Massachusetts Financial Services Company; Wellington Management Company, LLP; The Boston Company Asset Management, LLC
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund	Sub-advisor: American Century Investment Management, Inc.; Thompson, Siegel & Walmsley LLC; WEDGE Capital Management L.L.P.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund	Sub-advisor: Epoch Investment Partners, Inc.; JPMorgan Investment Management Inc.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund	Sub-advisor: Morgan Stanley Investment Management Inc.; Neuberger Berman Management LLC; OppenheimerFunds, Inc.; Putnam Investment Management, LLC
PROS-0276